Exhibit 10.1

STOCK OPTION/STOCK ISSUANCE PLAN

TRANSMEDICS, INC.

2000 STOCK OPTION/STOCK ISSUANCE PLAN

1. Purpose. This 2000 Stock Option/Stock Issuance Plan (the “Plan”) is intended to promote the interests of TransMedics, Inc. (the “Company”) by giving incentives to the eligible officers and other employees and directors of and consultants and advisors to the Company, its parent (if any) and any present or future subsidiaries of the Company (collectively, “Related Corporations”) through providing opportunities to acquire stock in the Company. As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation”, respectively, as those terms are defined in Sections 424(e) and 424(f) or successor provisions of the Internal Revenue Code of 1986 as amended from time to time (the “Code”).

2. Structure of the Plan. The Plan permits the following separate types of grant:

A. Options may be granted hereunder to purchase shares of common stock of the Company. These options may meet the requirements of Section 422 of the Code (“Incentive Stock Options” or “ISOs”); or, they may not qualify as ISOs (“Non-Qualified Options”). Both ISOs and Non-Qualified Options are sometimes referred to hereinafter as “Options”.

B. Awards of stock in the Company (“Awards”) may be granted.

C. Opportunities to make direct purchases of stock in the Company (“Purchases”) may be authorized.

Options, Awards and authorizations to make Purchases are sometimes referred to hereinafter as “Stock Rights”.

3. Administration of the Plan.

A. The Plan shall be administered by the Board of Directors of the Company (the “Board”). The Board may in its sole discretion grant Options, authorize Purchases and grant Awards, as provided in the Plan. The Board shall have full power and authority, subject to the express provisions of the Plan, to construe and interpret the Plan and all Option agreements, Purchase authorizations and Award grants thereunder, to establish, amend and rescind such rules and regulations as it may deem appropriate for the proper administration of the Plan, to determine in each case the terms and provisions which shall apply to a particular Option agreement, Purchase authorization, or Award grant, and to make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option agreement, Purchase authorization or Award grant in the manner and to the extent it shall, in its sole discretion, consider expedient. Decisions of the Board shall be final and binding on all parties who have an interest in the Plan or any Option, Purchase, Award, or stock issuance thereunder. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

B. The Board may, to the full extent permitted by and consistent with applicable law and the Company’s By-laws, and subject to Subparagraph D hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a committee (the “Committee”) appointed by the Board. If a Committee has been appointed, all references in this Plan to the Board shall mean and relate to that Committee.

C. Those provisions of this Plan which make express reference to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule (“Rule 16b-3”), or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to those persons required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

D. If the Company registers any class of equity security under Section 12 of the Exchange Act, the selection of a director or an officer (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board, if all of the Board members are disinterested persons within the meaning of Rule 16(b)(3), or (ii) by two or more directors having full authority to act in the matter, each of whom shall be such a disinterested person.

4. Eligible Employees and Others. ISOs may be granted to any employee of the Company or of any Related Corporation. No person who is not such an employee may be granted an ISO. Non-Qualified Options, Awards, and authorizations to make Purchases may be granted to any employee, officer or director of, or consultant or advisor to the Company or any Related Corporation. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

5. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company (“Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued under the Plan is 2,214,920 shares, subject to adjustment as provided in Paragraph 14. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any nonvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Option, or such nonvested shares so reacquired shall again be available for grants of Stock Rights under the Plan.

6. Option Agreements. As a condition to the grant of an Option, each recipient of an Option shall execute an option agreement in such form not inconsistent with the Plan as the Board shall approve. These option agreements may differ among recipients. Each option agreement with respect to an ISO shall be subject to the provisions of the Plan applicable to ISOs. The Board may, in its sole discretion, include additional provisions in option agreements, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guarantee loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall not be inconsistent with any provision of the Plan and such additional provisions shall not cause any ISO granted under the Plan to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code.

7. Option Exercise Price.

A. Subject to Subparagraph 3D of this Plan and Subparagraphs B and C of this Paragraph 7, the purchase price per share of Common Stock deliverable upon the exercise of an Option (“exercise price”) shall be determined by the Board.

B. In the case of an ISO, the exercise price shall not be less than 100% of the fair market value of Common Stock, as determined by the Board, at the time of grant of such option, or less than 110% of such fair market value in the case of an ISO granted to the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code) (a “ 10% Shareholder”).

C. The exercise price of each Non-Qualified Option granted under the Plan shall in no event be less than the lesser of (i) the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the date of grant, or (ii) thirty percent (30%) of the fair market value per share of Common Stock on the date of grant.

8. Cancellation and New Grant of Options, Etc. The Board shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options and the grant in substitution therefor of new Options covering the same or different shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the canceled Options, or (ii) the amendment of the terms of any and all outstanding Options to provide an exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding Options.

9. Exercise of Options.

A. Each Option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing the Option, subject to the provisions of the Plan. Unless doing so would have the effect of causing an ISO to be treated as a Non-Qualified Option, the Board may, in its sole discretion, (i) accelerate the date or dates on which all or any particular Option or Options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, Option or Options granted under the Plan may be exercised.

B. Options granted under the Plan may provide for payment of the exercise price by delivery of cash or a check payable to the order of the Company, or, to the extent (if at all) provided in the option agreement (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value determined by the Board to be equal in amount to the exercise price of the Options being exercised, or (ii) by delivery of a recourse promissory note of the optionee bearing interest payable not less than annually at the applicable Federal rate as defined in Section 1274(d) of the Code and otherwise payable on such terms as are specified by the Board, or (iii) by requesting that the Company withhold shares of

Common Stock of the Company issuable upon exercise of the Options having a fair market value determined by the Board to be equal in amount to the exercise price of the Options being exercised, or (iv) by any combination of the above methods of payment.

10. Option Period. Subject to earlier termination under other provisions of this Plan, each Option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that, in the case of an ISO, such expiration date shall not be later than ten years after the date on which the ISO is granted and, in the case of an ISO granted to a 10% Shareholder as defined in Subparagraph 7B of this Plan, such expiration date shall not be later than five years after the date on which the ISO is granted.

11. Nontransferability of Options. Options shall not be assignable or transferable by the optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

12. Effect of Termination of Employment or Other Relationship. Except as otherwise provided in Paragraph 10 and Subparagraph 13C with respect to ISOs, and subject to all other provisions of the Plan, the Board shall determine the period of time during which an optionee may exercise an Option following (i) the termination of the optionee’s employment or other relationship with the Company or a Related Corporation or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing the Option.

13. Additional ISO Requirements. ISOs granted under the Plan are subject to the minimum exercise price rules set forth in Subparagraph 7B hereof, the option period rules of Paragraph 10 hereof, and various other restrictions set forth elsewhere in this Plan. In addition, ISOs granted under the Plan are subject to the following:

A. Each ISO granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement evidencing such Option.

B. In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed One Hundred Thousand Dollars ($100,000); provided, however, that this Subparagraph B shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as incentive stock options within the meaning of Section 422 of the Code.

C. No ISO may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of the ISO, employed by the Company or a Related Corporation, except that:

(i) An ISO may be exercised within the period of three (3) months after the date the optionee ceases to be an employee of the Company and any Related Corporation (or within such lesser period as may be specified in the option agreement); provided, however, that the option agreement may designate a longer exercise period, in which case the exercise after such three-month period shall be treated as the exercise of a Non-Qualified Option.

(ii) If the optionee dies while in the employ of the Company or a Related Corporation, or within three (3) months after the optionee ceases to be such an employee of the Company or a Related Corporation, the ISO may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the option agreement).

(iii) If the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of the Company or a Related Corporation, the ISO may be exercised within the period of one (1) year after the date the optionee’s employment ceases because of such disability (or within such lesser period as may be specified in the option agreement).

For all purposes of the Plan and any agreement evidencing an Option, “employment” shall be defined in accordance with the provisions of Treasury Regulation Section 1.421-7(h) under the Code (or any successor regulations). Notwithstanding the foregoing provisions, no ISO may be exercised after its expiration date.

14. Adjustments.

A. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (a) the maximum number and kind of shares reserved for issuance under the Plan, (b) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (c) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate purchase price as to which such Options remain exercisable. No fractional shares shall be issued under the Plan on account of any such adjustments. Notwithstanding the foregoing provisions of this Subparagraph A, no adjustment shall be made pursuant to this Paragraph 14 if such adjustment would cause any ISO granted under the Plan to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code.

B. Any adjustments under this Paragraph 14 shall be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof shall be final, binding and conclusive.

15. Rights as a Shareholder. The holder of an Option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any voting rights, or any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16. Merger, Consolidation. Asset Sale, Liquidation, etc.

A. Except as may otherwise be provided in the applicable option agreement, in the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of the liquidation of the Company, the Board, or the board of directors of any corporation assuming the obligations of the Company, shall, in its discretion, take any one or more of the following actions, as to outstanding Options: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided, however, that any such Options substituted for ISOs shall meet the requirements of Section 424(a) of the Code; (ii) upon written notice to the optionees, provide that any and all outstanding Options shall become exercisable in full (to the extent not otherwise so exercisable) as of a specified date or time (“Accelerated Vesting Date”) prior to the consummation of such transaction, and that all unexercised Options shall terminate as of a specified date or time (“Accelerated Expiration Date”) following the Accelerated Vesting Date unless exercised by the optionee prior to the Accelerated Expiration Date, provided, however, that optionees shall be given a reasonable period of time within which to exercise or provide for the exercise of outstanding Options following such written notice and before the Accelerated Expiration Date; (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the “Merger Price”), terminate each outstanding Option in exchange for a payment, made or provided for by the Company, equal in amount to the excess, if any, of the Merger Price over the per-share exercise price of each such Option, times the number of shares of Common Stock subject to such Option; or (iv) terminate each outstanding Option in exchange for a cash payment equal in amount to the product of the excess, if any, of the fair market value of a share of Common Stock over the per-share exercise price of each such Option, times the number of shares subject to such Option. The Board shall determine the fair market value of a share of Common Stock for purposes of the foregoing, and the Board’s determination of such fair market value shall be final, binding and conclusive.

B. The Company may grant Options under the Plan in substitution for Options held by employees of another corporation who become employees of the Company or a subsidiary of the corporation as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company or one of its subsidiaries of property or stock of the employing corporation. The Company may direct that substitute Options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

17. Stock Restriction Agreement. As a condition to the grant of an Award or a Purchase authorization under the Plan, the recipient of the Award or Purchase authorization shall execute an agreement (“Stock Restriction Agreement”) in such form not inconsistent with the Plan as may be approved by the Board. Stock Restriction Agreements may differ among recipients. Stock Restriction Agreements may include any provisions the Board determines should be included and that are not inconsistent with any provision of the Plan.

18. No Special Employment Rights. Nothing contained in the Plan or in any option agreement or other agreement or instrument executed pursuant to the provisions of the Plan shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

19. Other Employee Benefits. Except as to plans which by their terms include such amounts as compensation, no amount of compensation deemed to be received by an employee as a result of the grant or exercise of an Option or the sale of shares received upon such exercise, or as a result of the grant of an Award or the authorization or making of a Purchase will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board.

20. Amendment of the Plan.

A. The Board may at any time, and from time to time, modify or amend the Plan in any respect, except as otherwise expressly provided in this Plan; provided, however, that if at any time the approval of the shareholders of the Company is required under the Code with respect to ISOs, or is required under Rule 16b-3, the Board may not effect such modification or amendment without such approval.

B. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect the optionee’s rights under an Option previously granted. With the consent of the optionee affected, the Board may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding ISO granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options within the meaning of Section 422 of the Code, and (ii) the terms and provisions of the Plan and of any outstanding Option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

21. Investment Representations. The Board may require any person to whom an Option is granted, as a condition of exercising such Option, and any person to whom an Award is granted or a Purchase is authorized, as a condition thereof, to give written assurances in substance and form satisfactory to the Board to the effect that such person is acquiring the Common Stock subject to the Option, Award or Purchase for such person’s own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

22. Compliance With Securities Laws. Each Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

23. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or upon the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in Paragraph 24), or the vesting of restricted Common Stock acquired pursuant to a Stock Right. The Board in its sole discretion may condition the exercise of an Option, the grant of an Award, the making of a Purchase, or the vesting of restricted shares acquired by exercising a Stock Right on the grantee’s payment of such additional withholding taxes. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of a Stock Right or (ii) by delivering to the Company shares of Common Stock already owned by the grantee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation, and shall not be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).

24. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition, as hereinafter defined, of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two (2) years after the date the employee was granted the ISO or (b) one (1) year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

25. Effective Date and Duration of the Plan.

A. The Plan shall become effective when adopted by the Board, but no Stock Right granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board’s adoption of the Plan, Stock Rights previously granted under the Plan shall not vest and shall terminate and shall be null and void and no Stock Rights shall be granted thereafter under the Plan. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board; amendments requiring shareholder approval shall become effective when adopted by the Board, but no stock Right granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such stock Right to a particular person) unless and until such amendment shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any Stock Rights granted on or after the date of such amendment shall terminate and become null and void to the extent that such amendment was required to enable the Company to grant such Stock Rights to a particular person. Subject to this limitation, Stock Rights may be granted under the Plan at any time after the effective date and before the termination date of the Plan.

B. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board. Stock Rights outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Stock Rights.

Adopted by the Board of Directors on May 1st, 2000.

TransMedics, Inc.

Non-Qualified Stock Option Agreement

TransMedics, a Delaware corporation (the “Company”), hereby grants this[    ]day of                     ,          (the “Grant Date”), to                      (the “Optionee”), an option to purchase a maximum of                      shares of the Company’s Common Stock, $.0001 par value per share, at the price of                      ($            ) per share, on the following terms and conditions:

1. Grant Under 2000 Stock Option/Stock Issuance Plan. This option is granted pursuant to and is governed by the Company’s 2000 Stock Option/Stock Issuance Plan (the “Plan”), the terms and conditions of which are incorporated herein by this reference. Unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on the date of this option agreement (“Agreement”).

2. Grant as Non-Qualified Option; Other Options. This option is intended to be a Non-Qualified Option; it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

3. Exercise of Option and Provisions for Termination.

(a) Vesting Schedule. Except as otherwise provided in this Agreement, and subject to all other terms and conditions of this Agreement, if the Optionee has continued to have a Business Relationship, as that term is defined in Paragraph (c) of this Section 3, with the Company through any applicable date in the table below, this option may be exercised prior to the tenth anniversary of the Grant Date (hereinafter the “Expiration Date”) in installments for not more than the number of shares set forth opposite such applicable date:

As of the Grant Date	shares
,	an additional shares
,	an additional shares
,	an additional shares
,	an additional shares

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible as of an applicable date, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. Notwithstanding any other provision of this Agreement or the Plan, this option may not be exercised at any time on or after the Expiration Date.

(b) Method of Exercise. Subject to the terms and conditions set forth in this Agreement, this option shall be exercised by the Optionee’s delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with

Section 4 hereof. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional shares.

(c) Continuous Business Relationship Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time the Optionee exercises this option, is and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to the Company (any of such relationships, a “Business Relationship”).

(d) Exercise Period Upon Termination of Business Relationship. If the Optionee ceases to have a Business Relationship with the Company, then, except as provided in paragraphs (e) and (f) below, the right to exercise this option shall terminate on the date which is three (3) months after the date on which the Optionee ceases to have any Business Relationship with the Company (but in no event after the Expiration Date); provided, however, that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Company, the right to exercise this option shall terminate immediately upon written notice to the Optionee from the Company describing such violation.

(e) Exercise Period Upon Death or Disability. If the Optionee is a natural person who dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while he or she has a Business Relationship with the Company, or if such an Optionee dies within three (3) months after the date on which he or she ceases to have a Business Relationship with the Company (other than as the result of a discharge for “cause” as specified in Paragraph (f) below), this option shall be exercisable within the period of one (1) year following the date of death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution; provided, however, that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term “Optionee”, as used in this Agreement, shall include the estate of the Optionee, the Optionee’s personal representative, or any other person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee or by reason of the Optionee’s incapacity.

(f) Discharge for Cause. If the Optionee, prior to the Expiration Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon such discharge. “Cause” shall mean willful misconduct or willful failure to perform the Optionee’s responsibilities in the best interests of the Company (including, without limitation, breach by the Optionee of any provision of any employment, nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive. The Optionee shall be considered to have been discharged “for cause” if the Company determines, within thirty (30) days after the Optionee’s resignation, that discharge for cause was warranted.

4. Payment of Purchase Price. Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or wire transfer or a check payable to the order of the Company in an amount equal to the purchase price per share as hereinabove set forth times the number of shares so purchased (the “exercise price”).

5. Delivery of Shares.

(a) General. The Company shall, upon payment of the exercise price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee; provided, however, that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

(b) Listing, Registration, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors of the Company. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

6. Nontransferability of Option. Except as provided in Paragraph (e) of Section 3 hereof, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

7. No Special Employment or Other Rights. Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to obligate the Company to continue any employment or other Business Relationship of the Optionee for any period.

8. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to vote or to receive dividends or other distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

9. Adjustment Provisions.

(a) General. If through, or as a result of, any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Paragraph 14 of the Plan.

(b) Board Authority to Make Adjustments. Any adjustments under this Section 9 will be made by the Board of Directors of the Company, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued with respect to this option on account of any such adjustments.

10. Mergers, Consolidations, Asset Sales, Liquidations, Etc. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of the liquidation of the Company, prior to the Expiration Date or other termination of this option, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Paragraph 16 of the Plan.

11. Withholding of Taxes. The Company’s obligation to deliver shares upon the exercise of this option shall be subject to the Optionee’s satisfaction of all applicable federal, state and local income and employment tax withholding requirements as described in Paragraph 23 of the Plan. Without limiting the generality of the foregoing, the Optionee agrees that the Company may withhold from the Optionee’s wages the appropriate amount of federal, state and local withholding taxes attributable to the Optionee’s exercise of the option. At the Company’s discretion, and to the extent permitted by the Plan, the amount required to be withheld may be withheld in cash from such wages, or (with respect to compensation income attributable to the exercise of this option) in kind from the shares of Common Stock otherwise deliverable to the Optionee on exercise of this Option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee’s wages sufficient to satisfy the Company’s withholding obligation, the Optionee will reimburse the Company on demand, in cash, for the amount underwithheld.

12. Investment Representations: Legends.

(a) Representations. The Optionee represents, warrants and covenants that:

(i) Any shares purchased upon exercise of this option shall be acquired for the Optionee’s account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the “Securities Act”) or any rule or regulation under the Securities Act.

(ii) The Optionee has had such opportunity as the Optionee has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of the Optionee’s investment in the Company.

(iii) The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this option for an indefinite period.

(iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

(v) The Optionee agrees that, if the Company offers for the first time any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Company, publicly offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares purchased upon exercise of this option for a period of ninety (90) days after the effective date of such registration statement.

By making payment upon any exercise of this option, in whole or in part, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

(b) Legends on Stock Certificates. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required.”

“The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an Option Agreement dated as of                     ,         , a copy of which will be furnished upon request by the issuer.”

13. Miscellaneous.

(a) Except as otherwise expressly provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

(b) All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c) Any reference in this Agreement to a Section of the Code shall refer to that Section as it reads as of the date of this Agreement and as it may be amended from time to time, and to any successor provision.

(d) This Agreement (including the terms and conditions of the Plan, which are incorporated herein by reference) contains the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements or understandings between or among the parties hereto.

(f) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Date of Grant:

TRANSMEDICS, INC.

By:
Title:
Address:

Optionee’s Acceptance

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions of this Agreement. The undersigned hereby acknowledges receipt of a copy of the Company’s 2000 Stock Option/Stock Issuance Plan.

Name
Address:

TransMedics, Inc.

Incentive Stock Option Agreement

TransMedics, Inc., a Delaware corporation (the “Company”), hereby grants this      day of                     ,          (the “Grant Date”), to                      (the “Employee”), an option to purchase a maximum of                      shares of the Company’s Common Stock, $.0001 par value (the “Common Stock”), at the price of $             per share, on the following terms and conditions:

1. Grant Under 2000 Stock Option/Stock Issuance Plan. This option is granted pursuant to and is governed by and subject to the Company’s 2000 Stock Option/Stock Issuance Plan (the “Plan”), the terms and conditions of which are incorporated herein by this reference. Unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made pursuant to the Plan in connection with this option shall be governed by the Plan as it exists on the date of this option agreement (“Agreement”).

2. Grant as Incentive Stock Option; Other Options. This option is intended to qualify as an incentive stock option (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”). This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

3. Exercise of Option and Provisions for Termination.

(a) Vesting Schedule. Except as otherwise provided in this Agreement, and subject to all other terms and conditions of this Agreement, if the Employee has continued to be employed by the Company through any applicable date in the table below, this option may be exercised prior to the tenth anniversary of the Grant Date (hereinafter the “Expiration Date”) in installments for not more than the number of shares set forth opposite such applicable date:

Date of In

As of the Grant Date	shares
,	an additional shares
,	an additional shares
,	an additional shares
,	an additional shares

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible as of an applicable date, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. Notwithstanding any other provision of this Agreement or the Plan, this option may not be exercised at any time on or after the Expiration Date.

(b) Method of Exercise. Subject to the terms and conditions set forth in this Agreement, this option shall be exercised by the Employee’s delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4 hereof. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Employee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional shares.

(c) Continuous Employment Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Employee, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee of the Company. For all purposes of this option, (i) “employee” and “employment” shall be defined in accordance with the provisions of Treasury Regulation Section 1.421-7(h) under the Code, or any successor regulations, and (ii) if this option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter a “Successor Corporation”) shall be considered for all purposes of this option to be employment by the Company.

(d) Exercise Period Upon Termination of Employment. If the Employee ceases to be employed by the Company for any reason, then, except as provided in paragraphs (e) and (f) below, the right to exercise this option shall terminate on the date which is three (3) months after the date of cessation of employment (but in no event after the Expiration Date); provided, however, that this option shall be exercisable only to the extent that the Employee was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Employee, prior to the Expiration Date, materially violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Employee and the Company, the right to exercise this option shall terminate immediately upon written notice to the Employee from the Company describing such violation.

(e) Exercise Period Upon Death or Disability. If the Employee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while he or she is an employee of the Company, or if the Employee dies within three (3) months after the date on which the Employee ceases to be an employee of the Company (other than as the result of a discharge for “cause” as specified in Paragraph (f) below), this option shall be exercisable within the period of one (1) year following the date of death or disability of the Employee (but in no event after the Expiration Date), by the Employee or by the person to whom this option is transferred by will or the laws of descent and distribution; provided, however, that this option shall be exercisable only to the extent that this option was exercisable by the Employee on the date of his or her death or disability. Except as otherwise indicated by the context, the term “Employee”, as used in this Agreement, shall include the estate of the Employee, the Employee’s personal representative, or any other person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Employee or by reason of the Employee’s incapacity.

(f) Discharge for Cause. If the Employee, prior to the Expiration Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. “Cause” shall mean willful misconduct in connection with the Employee’s employment or willful failure to perform his or her employment responsibilities in the best interests of the Company (including, without limitation, breach by the Employee of any provision of any employment, nondisclosure, non-competition or other similar agreement between the Employee and the Company), as determined by the Company, which determination shall be conclusive. The Employee shall be considered to have been discharged “for cause” if the Company determines, within thirty (30) days after the Employee’s resignation, that discharge for cause was warranted.

4. Payment of Purchase Price. Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or wire transfer or a check payable to the order of the Company in an amount equal to the purchase price per share as hereinabove set forth times the number of shares so purchased (the “exercise price”).

5. Delivery of Shares.

(a) General. The Company shall, upon payment of the exercise price for the number of shares purchased and paid for, make prompt delivery of such shares to the Employee; provided, however, that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

(b) Listing, Registration, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors of the Company. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

6. Nontransferability of Option. Except as provided in Paragraph (e) of Section 3 hereof, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

7. No Special Employment Rights. Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to obligate the Company to continue the employment of the Employee for any period.

8. Rights as a Shareholder. The Employee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to vote or to receive dividends or other distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Employee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

9. Adjustment Provisions.

(a) General. If through, or as a result of, any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, classification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Employee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Paragraph 14 of the Plan.

(b) Board Authority to Make Adjustments. Any adjustments under this Section 9 will be made by the Board of Directors of the Company, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued with respect to this option on account of any such adjustments.

(c) Limits on Adjustments. No adjustment shall be made under this Section 9 which would, for purposes of any applicable provision of the Code, constitute a modification, extension or renewal of this option or a grant of additional benefits to the Employee.

10. Mergers, Consolidations, Asset Sales, Liquidations, Etc. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of the liquidation of the Company, prior to the Expiration Date or other termination of this option, the Employee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Paragraph 16 of the Plan.

11. Withholding of Taxes. The Company’s obligation to deliver shares upon the exercise of this option shall be subject to the Employee’s satisfaction of all applicable federal, state and local income and employment tax withholding requirements as described in Paragraph 23 of the Plan. Without limiting the generality of the foregoing, if the Company in its discretion determines that it is obligated to withhold tax with respect to a Disqualifying Disposition (as defined in Section 12 hereof, the Employee agrees that the Company may withhold from the Employee’s wages the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying Disposition. If any portion of this option is treated as a Non-Qualified Option, the Employee agrees that the Company may withhold from the Employee’s wages the appropriate amount of federal, state and local withholding taxes attributable to the Employee’s exercise of such Non-Qualified Option. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such wages, or (with respect to compensation income attributable to the exercise of this option) in kind from the shares of

Common Stock otherwise deliverable to the Employee on exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee’s wages sufficient to satisfy the Company’s withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount underwithheld.

12. Limitations on Disposition of Incentive Stock Option Shares. It is understood and intended that this option shall qualify as an “incentive stock option” as defined in Section 422 of the Code (an “ISO”). Accordingly, the Employee understands that in order to obtain the beneficial tax treatment accorded an ISO, no sale or other disposition may be made of any shares acquired upon exercise of the option within one (1) year after the day of the transfer of such shares to the Employee, nor within two (2) years after the Grant Date. If the Employee intends to dispose, or does dispose (whether by sale, exchange, gift, transfer or otherwise), of any such shares within either of said periods, he or she will notify the Company in writing within ten (10) days after such disposition (a “Disqualifying Disposition”).

13. Investment Representations: Legends.

(a) Representations. The Employee represents, warrants and covenants that:

(i) Any shares purchased upon exercise of this option shall be acquired for the Employee’s account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the “Securities Act”) or any rule or regulation under the Securities Act.

(ii) The Employee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Employee to evaluate the merits and risks of his or her investment in the Company.

(iii) The Employee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this option for an indefinite period.

(iv) The Employee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

(v) The Employee agrees that, if the Company offers for the first time any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Employee will not, without the prior written consent of the Company, publicly offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares purchased upon exercise of this option for a period of ninety (90) days after the effective date of such registration statement.

By making payment upon any exercise of this option, in whole or in part, the Employee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 13.

(b) Legends on Stock Certificates. All stock certificates representing shares of Common Stock issued to the Employee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required.”

“The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an Option Agreement dated as of                     , a copy of which will be furnished upon request by the issuer.”

14. First Refusal Rights.

(a) If the Employee or the Employee’s successor in interest desires to sell all or any part of the shares acquired under this option (including any securities received in respect thereof pursuant to recapitalizations and the like), and an offeror (the “Offeror”) has made an offer therefor, which offer the Employee desires to accept, the Employee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Bona Fide Offer”) for the purchase thereof from the Offeror; and (ii) give written notice (the “Option Notice”) to the Company setting forth the Employee’s desire to sell such shares, which Option Notice shall be accompanied by a photocopy of the original executed Bona Fide Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Bona Fide Offer. Upon receipt of the Option Notice, the Company shall have an option to purchase any or all of the shares specified in the Option Notice, such option to be exercisable by giving, within thirty (30) days after receipt of the Option Notice, a written counter-notice to the Employee. If the Company elects to purchase, the Employee shall be obligated to sell to the Company such shares at the price and terms indicated in the Bona Fide Offer within sixty (60) days from the date of receipt by the Company of the Option Notice. The Company’s purchase rights under this Section 14 are assignable by the Company.

(b) The Employee may sell, pursuant to the terms of the Bona Fide Offer, any or all of such shares not purchased by the Company or which the Company does not elect to purchase in the manner set forth hereinabove after the expiration of the 30-day period during which the Company may give the aforesaid counter-notice; provided, however, that the Employee may not sell such shares to the Offerer if the Offerer is (i) a competitor of the

Company, or (ii) a person that controls, is controlled by or under common control with a competitor of the Company, or (iii) a member of management of a competitor of the Company (any person described in clauses (i) through (iii) being hereinafter referred to as a “Competitor”) and the Company gives to the Employee, within thirty (30) days of its receipt of the Option Notice, written notice stating that the Employee shall not sell the shares to the Offerer; and provided, further, that prior to the sale of any such shares to the Offerer, the Offerer shall execute an agreement with the Company under which the Offerer agrees not to become a Competitor of the Company and further agrees to be subject to the restrictions set forth in this Agreement. If any or all of such shares are not sold pursuant to a Bona Fide Offer within the time permitted above, the unsold shares shall remain subject to the terms of this Agreement.

(c) The first refusal rights of the Company set forth above shall remain in effect until the closing of an initial public offering of the Company’s Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, or a successor statute, at which time the first refusal rights set forth herein will automatically expire.

15. Miscellaneous.

(a) Except as otherwise expressly provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

(b) All notices under this Agreement shall be delivered by hand, or sent by registered or certified mail, return receipt requested, and first-class postage prepaid, to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another. Notwithstanding the foregoing, any notice sent to such an address in a country other than that from which the notice is sent may be sent by telefax, telegram or commercial air courier.

(c) Any reference in this Agreement to a Section of the Code shall refer to that Section as it reads as of the date of this Agreement and as it may be amended from time to time, and to any successor provision.

(d) Each provision of this Agreement shall be considered separable. The invalidity or unenforceability of any provision shall not affect the other provisions, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

(e) This Agreement (including the terms and conditions of the Plan, which are incorporated herein by reference) contains the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements or understandings between or among the parties hereto.

(f) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Date of Grant:

TRANSMEDICS, INC.

By:
Name:
Title:

Employee’s Acceptance

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions of this Agreement. The undersigned hereby acknowledges receipt of a copy of the Company’s 2000 Stock Option/Stock Issuance Plan.

[Name of Employee]

Address: